SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          Date of Report: April 3, 2002



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



         NEW JERSEY                     0-422              22-1114430
         ----------                     -----              ----------
  (State or other jurisdiction of     (Commission       (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)




            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                  732 634-1500
                                  ------------
              (Registrant's telephone number, including area code)

                            Middlesex Water Company


                              Item 5. Other Events


J. Richard Tompkins has announced that he intends to retire as Chief Executive Officer of the company on or about January 31, 2003. If elected a Director at the Annual Meeting of Stockholders to be held on May 22, 2002, he expects to remain on the Board in his current position as Chairman of the Board.







                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                              MIDDLESEX WATER COMPANY
                                  (Registrant)






                              /S/Marion F. Reynolds
                              ---------------------
                              Marion F. Reynolds
                              Vice President, Secretary and Treasurer





Dated: April 3, 2002

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